UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
August 18, 2000

Commission file number 1-13163

TRICON GLOBAL RESTAURANTS, INC.
(Exact name of registrant as specified in its charter)

North Carolina	13-3951308

(State or other jurisdiction of	(IRS Employer
of incorporation or organization)	Identification No.)

1441 Gardiner Lane, Louisville, Kentucky                40213
(Address of principal executive offices)                 (Zip Code)

Registrant's telephone number, including area code:       (502) 874-8300

Former name or former address, if changed since last report:   N/A

Item 5.       OTHER EVENTS

    On August 18, 2000, TRICON Global Restaurants, Inc. issued a press release with respect to the announcement that AmeriServe Food Distribution, Inc. has reached a definitive agreement to sell its U.S. distribution business to McLane Company, Inc. A copy of such press release is attached hereto as Exhibit 99 and incorporated herein by reference.

Item 7.        FINANCIAL STATEMENTS AND EXHIBITS

    (c)     Exhibits
    99     Press release dated August 18, 2000 from TRICON Global Restaurants, Inc.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRICON GLOBAL RESTAURANTS, INC.
        (Registrant)

Date:   August 30, 2000

/s/               Matthew M. Preston
Vice President